AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 5 to Securities Purchase Agreement, dated as of August 16, 2007, shall serve to amend (a) the Securities Purchase Agreement, dated as of November 4, 2005, by and among Monarch Staffing, Inc. (formerly, MT Ultimate Healthcare Corp.), a Nevada corporation with its headquarters located at 30950 Rancho Viejo Rd #120, San Juan Capistrano, CA  92675, and each of the Buyers set forth therein, as heretofore amended (the “Agreement”), (b) the Callable Secured Convertible Notes issued thereunder, and (c) the Registration Rights Agreement entered into pursuant thereto.  Capitalized terms used, but not defined, herein have the respective meanings set forth in the Agreement.

1.  Each Buyer hereby waives compliance by the Company with (a) Section 4(h) of the Agreement, (b) the first two sentences of Section 1.3 of each of the Notes and (c) Section 3(b) of each of the Warrants, in each case, until such time as the Company has available for issuance fewer than 100,000,000 (One Hundred Million) authorized, but unissued shares of Common Stock.

2.  Section 3.3 of each of the Notes is hereby deleted in its entirety.

3.  The Registration Rights Agreement is hereby terminated and no longer of any force or effect.

4.  Section 8 of each of the Warrants is hereby deleted in its entirety.

5.  Each Buyer hereby waives and releases the Company from any and all claims or causes of action (whether in law or equity) arising under or relating to Section 4(h) of the Agreement, the first two sentences of Section 1.3 of the Notes, Section 3(b) of the Warrants, Section 3.3 of the Notes or the Registration Rights Agreement, in each case, which any Buyer had, has, or may have through the date hereof or that hereafter accrues, based on actions occurring through the date hereof.

5.           All other provisions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

ACCEPTED AND AGREED:

MONARCH STAFFING, INC.

By:	/S/ David Walters
Name:	David Walters
Title:	Chairman

AJW PARTNERS, LLC
By: SMS Group, LLC

By:	/S/ Corey S. Ribotsky
Name:	Corey S. Ribotsky
Title:	Manager

AJW OFFSHORE, LTD.
By: First Street Manager II, LLC

By:	/S/ Corey S. Ribotsky
Name:	Corey S. Ribotsky
Title:	Manager

AJW QUALIFIED PARTNERS, LLC
By: AJW Manager, LLC

By:	/S/ Corey S. Ribotsky
Name:	Corey S. Ribotsky
Title:	Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: First Street Manager II, LLP

By:	/S/ Corey S. Ribotsky
Name:	Corey S. Ribotsky
Title:	Manager